Rule 497(e)

File Nos. 002-89550

and 811-03972

FutureFunds Series Account

of Great-West Life & Annuity Insurance Company

Supplement dated July 11, 2005 to the

Prospectus for FutureFunds Series Account

dated May 1, 2005

Please note the following changes to your Prospectus.

Effective July 5, 2005, the name of Maxim MFS® Small-Cap Growth Portfolio changed to Maxim Trusco Small-Cap Growth Portfolio and the name of Maxim Templeton International Equity Portfolio changed to Maxim Bernstein International Equity Portfolio.

GW Capital Management, LLC (“GWCM”), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc., serves as manager-of-managers under an order issued by the Securities and Exchange Commission. The current order permits GWCM to hire new sub-advisers or amend sub-advisory agreements without shareholder approval.

GWCM has selected Trusco Capital Management, Inc. (“Trusco”) to replace Massachusetts Financial Services Company as the new sub-adviser for the Portfolio, effective July 5, 1005. Trusco, an investment adviser registered under the Investment Advisers Act of 1940, is a Georgia corporation located in Atlanta, Georgia. Trusco is a key subsidiary of SunTrust Banks, Inc.

GWCM has selected Alliance Capital Management L.P. ("Alliance") to replace Templeton Investment Counsel, LLC as the new sub-advisor for the Portfolio, effective July 5, 2005. Alliance, registered as an investment advisor under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.

The name changes should be reflected on pages 2, 13, 15 and throughout Appendix A (starting on page 51) of your Prospectus.

The disclosure regarding the new sub-adviser should be reflected on page 22 of your Prospectus and the disclosure regarding Templeton Investment Counsel, LLC and Massachusetts Financial Services Company is deleted.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

Please keep this Supplement for future reference.